Exhibit 99.1

PRESS RELEASE
Mellanox Technologies, Ltd.

Press/Media Contact:

Ashley Paula

Waggener Edstrom

+1-415-547-7024

apaula@waggeneredstrom.com

Israel Investor Contact:

Nava Ladin

Gelbart Kahana Investor Relations

+972-3-6074717

nava@gk-biz.com

Mellanox Technologies, Ltd. Announces Record Quarterly Results

22.1 Percent Quarter-over-Quarter Revenue Growth
61.2 Percent Year-over-Year Revenue Growth

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — April 18, 2012 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX; TASE: MLNX), a leading supplier of end-to-end interconnect solutions for servers and storage systems, today announced record financial results in its first quarter 2012, ended March 31, 2012.

First Quarter 2012 Highlights

•                  Revenues were a record $88.7 million in the first quarter

•                  GAAP gross margins were 67.4 percent in the first quarter

•                  Non-GAAP gross margins were 70.0 percent in the first quarter

•                  GAAP first quarter operating income was $13.2 million

•                  Non-GAAP first quarter operating income was a record $22.8 million

•                  GAAP first quarter net income was $12.4 million

•                  Non-GAAP first quarter net income was a record $22.0 million

•                  GAAP first quarter net income per diluted share was $0.29

•                  Non-GAAP first quarter net income per diluted share was a record $0.51

•                  A record $23.6 million in cash was provided by operating activities during the first quarter

•                  $267.6 million in total cash and investments at March 31, 2012, an increase of $26.1 million from December 31, 2011

Financial Results

In accordance with U.S. generally accepted accounting principles (GAAP), the company reported record revenue of $88.7 million for the first quarter, up 22.1 percent from $72.7 million in the fourth quarter of 2011, and up 61.2 percent from $55.1 million in the first quarter of 2011.

GAAP gross margins in the first quarter of 2012 were 67.4 percent, compared with 64.0 percent in the fourth quarter of 2011 and 64.7 percent in the first quarter of 2011.

Non-GAAP gross margins in the first quarter of 2012 were 70.0 percent, compared with 67.0 percent in the fourth quarter of 2011 and 68.4 percent in the first quarter of 2011.

GAAP net income in the first quarter of 2012 was $12.4 million or $0.29 per diluted share, compared with net income of $4.7 million or $0.11 per diluted share in the fourth quarter of 2011 and a net loss of ($1.6) million or ($0.05) per diluted share in the first quarter of 2011.

Non-GAAP net income in the first quarter of 2012 was a record $22.0 million, or $0.51 per diluted share, compared with $13.1 million or $0.31 per diluted share in the fourth quarter of 2011, and $9.2 million, or $0.24 per diluted share in the first quarter of 2011.  The first quarter 2012 non-GAAP net income excludes $7.2 million of share-based compensation expenses compared to $6.1 million in the fourth quarter of 2011, and compared to $4.3 million in the first quarter of 2011.  The first quarter 2012 also excludes amortization of acquired intangible assets of $2.4 million associated with the acquisition of Voltaire, Ltd. on February 7, 2011 compared to $2.4 million of such amortization expenses in the fourth quarter of 2011, and compared to $2.1 million in the first quarter of 2011.  The first quarter 2011 non-GAAP net income also excludes $4.4 million of acquisition related expenses for Voltaire, Ltd.

Total cash and investments were $267.6 million at March 31, 2012.  The company generated a record $23.6 million in cash from operating activities during the quarter.

“Our strong quarterly revenue growth reflects the increased penetration of our high-performance InfiniBand and Ethernet interconnect solutions in new markets, in addition to our traditional High Performance Computing (HPC) market, specifically, the Web 2.0, database, storage and cloud markets,” said Eyal Waldman, chairman, president and CEO of Mellanox Technologies.  “The recent launch of Intel Romley and Sandy Bridge-based server and storage platforms has created a significant industry-upgrade and end-user demand for high-performance interconnects. Our FDR 56Gb/s InfiniBand and 10/40GbE interconnect solutions provide these end-users with industry-best performance and return-on-investment.”

Recent Mellanox Press Release Highlights

•                  April 9 — SHARCNET Selects Mellanox 10 Gigabit Ethernet Switch Systems and Adapters

•                  April 9 — Major Cloud Provider Selects Mellanox and Supermicro for New Large-Scale Cloud

•                  March 21 — Mellanox Unveils New Interconnect Solutions for Dell to Accelerate Data Center Application Performance

•                  March 8 — Mellanox InfiniBand and 40 Gigabit Ethernet Solutions Enhance Windows Server “8” Beta Performance

•                  February 21 — Mellanox Leads 10 Gigabit Ethernet NIC Market According to Dell’Oro Group

•                  February 21 — Mellanox Rolls Out New Switch and Adapter Products as Part of Its High Density, High-Performance and Cost Effective Suite of 10 Gigabit and 40 Gigabit Ethernet Solutions

•                  February 21 — Mellanox End-to-End FDR 56Gb/s InfiniBand and 40GbE Interconnect Solutions Optimized for Forthcoming Intel Romley and Sandy Bridge Platforms

Conference Calls

Mellanox will broadcast its first quarter 2012 financial results conference call today at 2 p.m.

Pacific Time (5 p.m. Eastern). To listen to the call, dial 877-831-3840 approximately ten minutes prior to the start time.

Mellanox will also conduct a conference call on Thursday, April 19 at 9 a.m. Israel Time to discuss the company’s first quarter 2012 financial results in Hebrew. To listen to the call, dial +972-3- 9180609 approximately 10 minutes prior to the start of the call.

The Mellanox financial results conference call will be available via a live webcast on the investor relations section of the Mellanox website at http://ir.mellanox.com. Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will also be available on the Mellanox website.

About Mellanox

Mellanox Technologies (NASDAQ: MLNX, TASE: MLNX) is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software and silicon that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expenses and acquisition related expenses. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expenses and acquisition related expenses because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations.  Further, management believes certain non-cash charges, such as share-based compensation do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the “Investors” section at our web site.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of Intel Romley and Sandy Bridge-based server and storage platforms, and our ability to protect our intellectual property rights.

In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.

More information about the risks, uncertainties and assumptions that may impact our business is set forth in our form 10-Q filed with the SEC on Nov. 4, 2011, and our form 10-K filed with the SEC on February 28, 2012. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Mellanox, Mellanox logo, BridgeX, ConnectX, CORE-Direct, InfiniBridge, InfiniHost, InfiniScale, PhyX, SwitchX, Virtual Protocol Interconnect and Voltaire are registered trademarks of Mellanox Technologies, Ltd. FabricIT, MLNX-OS, Unbreakable-Link, UFM and Unified Fabric Manager are trademarks of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.

Condensed Consolidated Statements of Operations

(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2012	2011

Total revenues	$88,738	$55,057
Cost of revenues	28,888	19,416
Gross profit	59,850	35,641
Operating expenses:
Research and development	28,958	20,310
Sales and marketing	12,805	8,555
General and administrative	4,857	8,445
Total operating expenses	46,620	37,310
Income (loss) from operations	13,230	(1,669)
Other income, net	184	48
Income (loss) before taxes	13,414	(1,621)
Provision for taxes on income	(968)	(3)
Net income (loss)	$12,446	$(1,624)
Net income (loss) per share — basic	$0.31	$(0.05)
Net income (loss) per share — diluted	$0.29	$(0.05)
Shares used in computing income per share:
Basic	40,014	34,490
Diluted	42,427	34,490

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages, unaudited)

	Three Months Ended
	March 31,
	2012	2011

Reconciliation of GAAP net income (loss) to non-GAAP:
GAAP net income (loss)	$12,446	$(1,624)
Adjustments:
Share-based compensation expense:
Cost of revenues	329	144
Research and development	4,181	2,353
Sales and marketing	1,642	1,019
General and administrative	1,090	762
Total share-based compensation expense	7,242	4,278
Amortization of acquired intangibles:
Cost of revenues	1,913	1,851
Sales and marketing	439	254
Total amortization of acquired intangibles	2,352	2,105
Other acquisition related charges	—	4,394
Non-GAAP net income	$22,040	$9,153

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$88,738	$55,057
GAAP gross profit	59,850	35,641
GAAP gross margin	67.4%	64.7%
Share-based compensation expense	329	144
Acquisition related charges	1,913	1,851
Non-GAAP gross profit	$62,092	$37,636
Non-GAAP gross margin	70.0%	68.4%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$46,620	$37,310
Share-based compensation expense	(6,913)	(4,134)
Acquisition related charges	(439)	(4,648)
Non-GAAP operating expenses	$39,268	$28,528

Reconciliation of GAAP income (loss) from operations to non-GAAP:
GAAP income (loss) from operations	$13,230	$(1,669)
Share-based compensation expense	7,242	4,278
Acquisition related charges	2,352	6,499
Non-GAAP income from operations	$22,824	$9,108

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2012	2011

Shares used in computing GAAP basic earnings per share	40,014	34,490
Adjustments:
Impact from weighted outstanding shares*	264	274
Shares used in computing non-GAAP basic earnings per share	40,278	34,764

Shares used in computing GAAP diluted earnings per share	42,427	34,490
Adjustments:
Effect of dilutive securities under GAAP**	(2,413)	—
Total options vested and exercisable	3,024	3,304
Shares used in computing non-GAAP diluted earnings per share	43,038	37,794

GAAP diluted net income (loss) per share	$0.29	$(0.05)
Adjustments:
Share-based compensation expense	0.17	0.12
Amortization of acquired intangibles	0.05	0.06
Other acquisition related charges	0.00	0.13
Effect of dilutive securities under GAAP**	0.03	0.00
Total options vested and exercisable	(0.03)	(0.02)
Non-GAAP diluted income per share	$0.51	$0.24

* Under GAAP, shares used in computing income per share are adjusted for the amount of time they are outstanding during the period.  The number of shares used in computing income per share has been adjusted to a non-GAAP measure as if those ordinary shares were outstanding during the entire period to provide a comparable share number in future quarters.

** This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential common shares from stock options had been issued under the Treasury method.

Mellanox Technologies, Ltd.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	March 31,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$111,190	$181,258
Short-term investments	148,562	52,373
Restricted cash	4,437	4,452
Accounts receivable, net	47,109	48,215
Inventories	32,246	24,955
Deferred taxes and other current assets	7,817	7,373
Total current assets	351,361	318,626
Property and equipment, net	38,828	36,806
Severance assets	8,198	7,767
Intangible assets, net	23,286	25,657
Goodwill	132,885	132,885
Deferred taxes and other long-term assets	8,676	8,289
Total assets	$563,234	$530,030

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,193	$30,132
Accrued liabilities	32,218	31,091
Deferred revenue	6,563	5,571
Capital lease obligations	220	299
Total current liabilities	71,194	67,093
Accrued severance	10,803	10,433
Deferred revenue	3,633	3,664
Capital lease obligations	279	279
Other long-term obligations	6,938	6,214
Total liabilities	92,847	87,683
Shareholders’ equity:
Ordinary shares	168	165
Additional paid-in capital	432,650	418,255
Accumulated other comprehensive income (loss)	32	(1,164)
Retained earnings	37,537	25,091
Total shareholders’ equity	470,387	442,347
Total liabilities and shareholders’ equity	$563,234	$530,030

Mellanox Technologies, Ltd.

Condensed Consolidated Statement of Cash Flows

(in thousands, unaudited)

	Three Months Ended March 31,
	2012	2011
Cash flows from operating activities:
Net income (loss)	$12,446	$(1,624)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,288	3,918
Deferred income taxes	(363)	450
Share-based compensation	7,242	4,278
Gain on sale of investments	(173)	(77)
Excess tax benefit from share-based compensation	(957)	—
Changes in assets and liabilities:
Accounts receivable, net	1,106	(3,136)
Inventories	(7,735)	1,027
Prepaid expenses and other assets	434	(1,586)
Accounts payable	2,061	6,826
Accrued liabilities and other payables	4,246	3,545
Net cash provided by operating activities	23,595	13,621

Cash flows from investing activities:
Acquisition of Voltaire, Ltd., net of cash acquired of $3,961	—	(203,704)
Purchase of severance-related insurance policies	(194)	(201)
Purchases of short-term investments	(100,239)	(22)
Proceeds from sales of short-term investments	513	135,196
Proceeds from maturities of short-term investments	3,581	—
Decrease in restricted cash deposit	94	—
Purchase of property and equipment	(4,495)	(2,211)
Net cash used in investing activities	(100,740)	(70,942)

Cash flows from financing activities:
Principal payments on capital lease obligations	(79)	(79)
Proceeds from exercise of share awards	6,199	3,902
Excess tax benefit from share-based compensation	957	—
Net cash provided by financing activities	7,077	3,823

Net decrease in cash and cash equivalents	(70,068)	(53,498)
Cash and cash equivalents at beginning of period	181,258	107,994
Cash and cash equivalents at end of period	$111,190	$54,496